SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)  FEBRUARY 17, 2000

                            AUTOTRADECENTER.COM INC.
             (Exact name of registrant as specified in its charter)


          ARIZONA                      333-78659              86-0879572
(State or other jurisdiction of       (Commission           (IRS Employer
       incorporation)                 File Number)        Identification No.)


       8135 EAST BUTHERUS, SUITE 3, SCOTTSDALE, ARIZONA 85260 (Address of
                     principal executive offices) (Zip Code)

                                 (480) 951-8040
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)












Exhibit index on consecutive page 2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Pursuant to General Instruction D to this Form, the registrant hereby incorporates by this reference the information contained in the press release dated February 17, 2000, filed as an exhibit to this report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not Applicable.

         (b)      Pro forma financial information: Not Applicable.

         (c)      Exhibits:

                  REGULATION                                        CONSECUTIVE
                  S-K NUMBER   DOCUMENT                             PAGE NUMBER

                     20.1      Press release dated February 17, 2000     4

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AUTOTRADECENTER.COM INC.



February 17, 2000                     By:  /S/ ROGER L. BUTTERWICK
                                          -------------------------------------
                                            Roger L. Butterwick, President